Fees Summary	Feb. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 216,860,700
Previously Paid Amount	0
Total Fee Amount	33,201.37
Total Offset Amount	0
Net Fee	$ 33,201.37